Exhibit 99.2

Wessex House, 4th Floor
45 Reid Street
Hamilton HM 12 Bermuda

441-278-9250
441-278-9255 fax

Contact:
John C.R. Hele
Executive Vice President and
Chief Financial Officer

Financial Supplement

Financial Information

as of June 30, 2010

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital Group Ltd. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.bm for further information describing Arch Capital Group Ltd.

Arch Capital Group Ltd. and Subsidiaries

Table of Contents

			Page(s)

I.	Financial Highlights		1

II.	Consolidated Financial Statements
	a.	Consolidated Statements of Income	2
	b.	Consolidated Balance Sheets	3
	c.	Consolidated Statements of Changes in Shareholders’ Equity	4
	d.	Consolidated Statements of Comprehensive Income	5
	e.	Consolidated Statements of Cash Flows	6

III.	Segment Information
	a.	Overview	7
	b.	Consolidated Segment Underwriting Results	8-9
	c.	Insurance Segment Underwriting Results	10-11
	d.	Reinsurance Segment Underwriting Results	12-13

IV.	Investment Information
	a.	Investable Asset Summary, Fixed Income Metrics and Credit Quality Distribution	14
	b.	Composition of Fixed Maturities and Analysis of Corporate Exposures	15
	c.	Mortgage Backed, Commercial Mortgage Backed and Asset Backed Securities	16
	d.	Bank Loans	17

V.	Other
	a.	Comments on Regulation G	18
	b.	Operating Income Reconciliation	19
	c.	Share Repurchase Activity	20
	d.	Annualized Operating Return on Average Common Equity	21
	e.	Capital Structure	22

Arch Capital Group Ltd. and Subsidiaries

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect our current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve our current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and our ability to maintain and improve our ratings; investment performance; the loss of key personnel; the adequacy of our loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; our ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to us of reinsurance to manage our gross and net exposures; the failure of others to meet their obligations to us; and other factors identified in our filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Arch Capital Group Ltd. and Subsidiaries

Financial Highlights

(U.S. dollars in thousands, except share data)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2010	2009	Change		2010	2009	Change

Gross premiums written	$817,100	$911,920	(10.4)%		$1,770,787	$1,936,891	(8.6)%

Net premiums written	$624,258	$693,854	(10.0)%		$1,392,012	$1,516,717	(8.2)%

Net premiums earned	$623,011	$699,258	(10.9)%		$1,292,928	$1,399,822	(7.6)%

Underwriting income	$62,244	$89,624	(30.5)%		$86,162	$183,013	(52.9)%

Net investment income	$90,537	$100,485	(9.9)%		$183,509	$196,367	(6.5)%
Per diluted share	$1.70	$1.60	6.3%		$3.37	$3.14	7.3%

Net income available to common shareholders	$236,990	$152,129	55.8%		$447,523	$291,998	53.3%
Per diluted share	$4.45	$2.43	83.1%		$8.23	$4.67	76.2%

After-tax operating income available to common shareholders (1)	$132,182	$163,041	(18.9)%		$230,913	$332,042	(30.5)%
Per diluted share	$2.48	$2.60	(4.6)%		$4.25	$5.31	(20.0)%

Comprehensive income	$275,720	$396,130	(30.4)%		$495,150	$598,190	(17.2)%

Cash flow from operations	$205,514	$223,742	(8.1)%		$390,137	$518,545	(24.8)%

Diluted weighted average common shares and common share equivalents outstanding	53,265,303	62,626,317	(14.9)%		54,386,690	62,589,856	(13.1)%

Underwriting ratios:
Loss ratio	58.3%	57.0%	1.3%		61.2%	57.1%	4.1%
Acquisition expense ratio	17.1%	17.6%	(0.5)%		17.3%	17.8%	(0.5)%
Other operating expense ratio	14.6%	12.6%	2.0%		14.9%	12.1%	2.8%
Combined ratio	90.0%	87.2%	2.8%		93.4%	87.0%	6.4%

Financial measures:

Growth in book value per common share	6.7%	11.3%	(40.4)%		12.4%	18.3%	(32.2)%

Annualized operating return on average common equity	13.0%	18.6%	(30.1)%		11.4%	19.5%	(41.5)%

Total return on investments (2)	1.74%	3.89%	-215	bps	3.35%	5.03%	-168	bps

(1) See page 18, Comments on Regulation G.

(2) Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by the Company’s investment portfolio.  Total return is calculated on a pre-tax basis and before investment expenses and includes the effect of financial market conditions along with foreign currency fluctuations.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Income

(U.S. dollars in thousands, except share data)

	Three Months Ended									Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2010	2010	2009	2009	2009	2009	2008	2008	2008	2010	2009

Gross premiums written	$817,100	$953,687	$718,712	$937,328	$911,920	1,024,971	$825,465	$903,533	$886,926	$1,770,787	$1,936,891
Net premiums written	624,258	767,754	519,087	727,308	693,854	822,863	615,574	692,692	686,118	1,392,012	1,516,717

Net premiums earned	$623,011	$669,917	$708,538	$734,385	$699,258	$700,564	$698,514	$733,031	$705,675	$1,292,928	$1,399,822
Fee income	883	794	894	826	817	925	1,456	944	1,238	1,677	1,742
Losses and loss adjustment expenses	(363,145)	(428,051)	(410,360)	(444,914)	(398,858)	(400,542)	(490,816)	(548,886)	(404,625)	(791,196)	(799,400)
Acquisition expenses, net	(107,475)	(117,624)	(120,549)	(122,739)	(123,814)	(126,458)	(123,231)	(133,413)	(119,226)	(225,099)	(250,272)
Other operating expenses	(91,030)	(101,118)	(99,305)	(93,723)	(87,779)	(81,100)	(93,580)	(90,192)	(91,657)	(192,148)	(168,879)
Underwriting income (loss)	62,244	23,918	79,218	73,835	89,624	93,389	(7,657)	(38,516)	91,405	86,162	183,013

Net investment income	90,537	92,972	93,551	100,213	100,485	95,882	111,745	117,022	117,120	183,509	196,367
Net realized gains (losses)	62,114	47,782	89,901	70,638	(11,793)	(5,164)	(27,704)	(23,001)	(1,920)	109,896	(16,957)
Net impairment losses recognized in earnings	(4,410)	(1,606)	(4,493)	(4,643)	(20,863)	(36,134)	(75,169)	(82,533)	(10,749)	(6,016)	(56,997)
Equity in net income (loss) of investment funds accounted for using the equity method	(348)	29,050	32,391	69,119	75,890	(9,581)	(174,147)	(1,731)	19,583	28,702	66,309
Other income	4,528	5,978	5,428	5,687	4,950	3,951	211	3,067	4,968	10,506	8,901
Other expenses	(10,503)	(5,688)	(6,680)	(6,020)	(11,515)	(6,016)	(6,805)	(5,460)	(10,921)	(16,191)	(17,531)
Interest expense	(7,916)	(7,260)	(7,015)	(6,001)	(5,712)	(5,712)	(6,285)	(6,241)	(5,788)	(15,176)	(11,424)
Net foreign exchange gains (losses)	48,625	38,601	9,051	(19,755)	(53,658)	25,205	51,479	68,395	298	87,226	(28,453)
Income (loss) before income taxes	244,871	223,747	291,352	283,073	167,408	155,820	(134,332)	31,002	203,996	468,618	323,228
Income tax (expense) benefit	(1,420)	(6,753)	(195)	(2,205)	(8,818)	(9,490)	(2,179)	1,849	(5,253)	(8,173)	(18,308)

Net income (loss)	243,451	216,994	291,157	280,868	158,590	146,330	(136,511)	32,851	198,743	460,445	304,920
Preferred dividends	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(12,922)	(12,922)
Net income (loss) available to common shareholders	$236,990	$210,533	$284,696	$274,407	$152,129	$139,869	$(142,972)	$26,390	$192,282	$447,523	$291,998

Underwriting Ratios
Loss ratio	58.3%	63.9%	57.9%	60.6%	57.0%	57.2%	70.3%	74.9%	57.3%	61.2%	57.1%
Acquisition expense ratio	17.1%	17.4%	16.9%	16.6%	17.6%	17.9%	17.5%	18.1%	16.8%	17.3%	17.8%
Other operating expense ratio	14.6%	15.1%	14.0%	12.8%	12.6%	11.6%	13.4%	12.3%	13.0%	14.9%	12.1%
Combined ratio	90.0%	96.4%	88.8%	90.0%	87.2%	86.7%	101.2%	105.3%	87.1%	93.4%	87.0%

Net premiums written to gross premiums written	76.4%	80.5%	72.2%	77.6%	76.1%	80.3%	74.6%	76.7%	77.4%	78.6%	78.3%

Net income (loss) per common share
Basic	$4.65	$3.97	$4.96	$4.56	$2.52	$2.32	$(2.38)	$0.44	$3.05	$8.60	$4.84
Diluted	$4.45	$3.79	$4.75	$4.39	$2.43	$2.24	$(2.38)	$0.42	$2.92	$8.23	$4.67

Weighted average common shares and common share equivalents outstanding
Basic	50,987,540	53,039,026	57,379,974	60,156,219	60,417,391	60,313,550	60,048,258	60,109,932	62,995,550	52,007,616	60,365,758
Diluted	53,265,303	55,513,827	59,910,667	62,533,816	62,626,317	62,559,969	60,048,258	62,830,910	65,748,119	54,386,690	62,589,856

Arch Capital Group Ltd. and Subsidiaries

Consolidated Balance Sheets

(U.S. dollars in thousands, except share data)

	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2010	2010	2009	2009	2009	2009	2008	2007
Assets
Investments:
Fixed maturities available for sale, at market value	$9,428,456	$9,295,680	$9,391,926	$9,265,961	$8,944,110	$8,540,653	$8,122,221	$7,137,998
Short-term investments available for sale, at market value	554,304	669,798	571,489	706,157	660,859	749,708	479,586	699,036
Investment of funds received under securities lending agreements, at market value (1)	209,635	177,954	91,160	252,500	309,000	378,071	473,766	1,084,906
TALF investments, at market value (2)	407,469	406,997	250,265	250,517	—	—	—	—
Other investments	340,598	263,608	172,172	154,526	115,260	104,988	109,601	353,694
Investment funds accounted for using the equity method	408,402	405,584	391,869	376,381	370,165	293,452	301,027	235,975
Total investments	11,348,864	11,219,621	10,868,881	11,006,042	10,399,394	10,066,872	9,486,201	9,511,609

Cash	341,469	338,708	334,571	385,149	336,693	244,037	251,739	239,915
Accrued investment income	72,102	74,214	70,673	77,762	70,854	65,365	78,052	73,862
Investment in joint venture	103,540	102,946	102,855	101,473	100,656	101,143	98,341	—
Fixed maturities and short-term investments pledged under securities lending agreements, at market value	214,564	184,221	212,820	609,334	559,385	559,691	728,065	1,463,045
Securities purchased under agreements to resell using funds received under securities lending agreements (1)	—	—	115,839	358,996	247,473	172,750	256,428	418,817
Premiums receivable	706,503	699,385	595,030	697,806	735,969	720,724	628,951	729,628
Unpaid losses and loss adjustment expenses recoverable	1,673,911	1,643,573	1,659,500	1,709,756	1,740,248	1,710,781	1,729,135	1,609,619
Paid losses and loss adjustment expenses recoverable	47,148	67,734	60,770	58,588	53,432	76,312	63,294	132,289
Prepaid reinsurance premiums	256,952	250,841	277,985	283,290	283,488	274,578	303,707	480,462
Deferred acquisition costs, net	293,982	298,371	280,372	303,826	307,896	313,973	295,192	290,059
Receivable for securities sold	1,084,122	1,427,085	187,171	998,431	1,192,659	1,191,896	105,073	17,359
Other assets	634,242	628,407	609,323	592,701	613,788	594,165	592,367	657,603
Total Assets	$16,777,399	$16,935,106	$15,375,790	$17,183,154	$16,641,935	$16,092,287	$14,616,545	$15,624,267

Liabilities
Reserve for losses and loss adjustment expenses	7,940,104	$7,898,162	$7,873,412	$7,879,586	$7,809,034	$7,709,317	$7,666,957	$7,092,452
Unearned premiums	1,492,550	1,495,265	1,433,331	1,627,519	1,632,989	1,617,431	1,526,682	1,765,881
Reinsurance balances payable	128,723	114,254	156,500	159,898	158,974	146,981	138,509	301,309
Senior notes	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000
Revolving credit agreement borrowings	125,000	100,000	100,000	100,000	100,000	100,000	100,000	—
TALF borrowings, at market value (2)	336,213	346,746	217,565	219,843	—	—	—	—
Securities lending payable	219,796	189,024	219,116	625,706	574,014	574,337	753,528	1,503,723
Payable for securities purchased	1,192,181	1,429,529	136,381	1,197,411	1,432,395	1,433,732	123,309	23,155
Other liabilities	644,829	683,369	616,136	612,369	604,561	580,093	574,595	601,936
Total Liabilities	12,379,396	12,556,349	11,052,441	12,722,332	12,611,967	12,461,891	11,183,580	11,588,456

Commitments and Contingencies

Shareholders’ Equity
Non-cumulative preferred shares - Series A and B	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000
Common shares	529	527	548	595	610	605	605	673
Additional paid-in capital	83,828	95,926	253,466	592,334	681,445	671,547	669,715	1,126,797
Retained earnings	4,053,332	3,816,342	3,605,809	3,321,113	3,046,706	2,894,577	2,693,239	2,428,117
Accumulated other comprehensive income (loss), net of deferred income tax	173,231	140,962	138,526	221,780	(23,793)	(261,333)	(255,594)	155,224
Common shares held in treasury, at cost	(237,917)	—	—	—	—	—	—	—
Total Shareholders’ Equity	4,398,003	4,378,757	4,323,349	4,460,822	4,029,968	3,630,396	3,432,965	4,035,811
Total Liabilities and Shareholders’ Equity	$16,777,399	$16,935,106	$15,375,790	$17,183,154	$16,641,935	$16,092,287	$14,616,545	$15,624,267

Common shares outstanding, net of treasury shares (3)	49,630,570	52,709,934	54,761,678	59,524,309	60,980,806	60,532,222	60,511,974	67,318,466

Book value per common share	$82.07	$76.91	$73.01	$69.48	$60.76	$54.61	$51.36	$55.12

(1) The Company’s collateral received under securities lending agreements is reinvested in (i) fixed maturities and short-term investments (shown as “Investment of funds received under securities lending agreements, at market value”) and (ii) collateralized borrowings (shown as “Securities purchased under agreements to resell using funds received under securities lending agreements”).

(2) See page 14 for further details on the Company’s participation in the Term Asset-Backed Securities Loan Facility (“TALF”).

(3) Excludes the effects of stock options and restricted stock units outstanding.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Changes in Shareholders’ Equity

(U.S. dollars in thousands)

	Three Months Ended									Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2010	2010	2009	2009	2009	2009	2008	2008	2008	2010	2009

Non-Cumulative Preferred Shares - Series A and B
Balance at beginning and end of period	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000

Common Shares
Balance at beginning of period	527	548	595	610	605	605	602	619	646	548	605
Common shares issued, net	7	4	4	1	5	0	3	1	2	11	5
Purchases of common shares under share repurchase program	(5)	(25)	(51)	(16)	(0)	(0)	—	(18)	(29)	(30)	(0)
Balance at end of period	529	527	548	595	610	605	605	602	619	529	610

Additional Paid-in Capital
Balance at beginning of period	95,926	253,466	592,334	681,445	671,547	669,715	652,189	764,766	944,951	253,466	669,715
Common shares issued	3,275	14	1,173	0	2,557	0	996	0	3,511	3,289	2,557
Exercise of stock options	7,964	16,700	12,380	2,905	705	528	10,593	4,146	5,324	24,664	1,233
Common shares retired	(36,212)	(181,350)	(358,611)	(98,632)	(2,483)	(3,760)	(39)	(123,510)	(201,498)	(217,562)	(6,243)
Amortization of share-based compensation	12,280	7,096	6,199	6,576	9,949	4,318	5,974	6,792	12,911	19,376	14,267
Other	595	—	(9)	40	(830)	746	2	(5)	(433)	595	(84)
Balance at end of period	83,828	95,926	253,466	592,334	681,445	671,547	669,715	652,189	764,766	83,828	681,445

Retained Earnings
Balance at beginning of period	3,816,342	3,605,809	3,321,113	3,046,706	2,894,577	2,693,239	2,836,211	2,809,821	2,617,539	3,605,809	2,693,239
Cumulative effect of change in accounting principle (1)	—	—	—	—	—	61,469	—	—	—	—	61,469
Balance at beginning of period, as adjusted	3,816,342	3,605,809	3,321,113	3,046,706	2,894,577	2,754,708	2,836,211	2,809,821	2,617,539	3,605,809	2,754,708
Dividends declared on preferred shares	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(12,922)	(12,922)
Net income (loss)	243,451	216,994	291,157	280,868	158,590	146,330	(136,511)	32,851	198,743	460,445	304,920
Balance at end of period	4,053,332	3,816,342	3,605,809	3,321,113	3,046,706	2,894,577	2,693,239	2,836,211	2,809,821	4,053,332	3,046,706

Accumulated Other Comprehensive Income (Loss)
Balance at beginning of period	140,962	138,526	221,780	(23,793)	(261,333)	(255,594)	(297,292)	(13,973)	116,408	138,526	(255,594)
Cumulative effect of change in accounting principle (1)	—	—	—	—	—	(61,469)	—	—	—	—	(61,469)
Balance at beginning of period, as adjusted	140,962	138,526	221,780	(23,793)	(261,333)	(317,063)	(297,292)	(13,973)	116,408	138,526	(317,063)
Change in unrealized appreciation (decline) in value of investments, net of deferred income tax	38,476	5,240	(83,840)	248,581	241,588	119,277	64,976	(271,231)	(131,446)	43,716	360,865
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(308)	(730)	(353)	(3,217)	(16,518)	(61,288)	—	—	—	(1,038)	(77,806)
Foreign currency translation adjustments, net of deferred income tax	(5,899)	(2,074)	939	209	12,470	(2,259)	(23,278)	(12,088)	1,065	(7,973)	10,211
Balance at end of period	173,231	140,962	138,526	221,780	(23,793)	(261,333)	(255,594)	(297,292)	(13,973)	173,231	(23,793)

Common Shares Held in Treasury, at Cost
Balance at beginning of period	—	—	—	—	—	—	—	—	—	—	—
Shares repurchased for treasury	(237,917)	—	—	—	—	—	—	—	—	(237,917)	—
Balance at end of period	(237,917)	—	—	—	—	—	—	—	—	(237,917)	—

Total Shareholders’ Equity	$4,398,003	$4,378,757	$4,323,349	$4,460,822	$4,029,968	$3,630,396	$3,432,965	$3,516,710	$3,886,233	$4,398,003	$4,029,968

(1) Adoption of accounting guidance regarding the recognition and presentation of other-than-temporary impairments

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Comprehensive Income

(U.S. dollars in thousands)

	Three Months Ended									Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2010	2010	2009	2009	2009	2009	2008	2008	2008	2010	2009

Comprehensive Income (Loss)
Net income (loss)	$243,451	$216,994	$291,157	$280,868	$158,590	$146,330	$(136,511)	$32,851	$198,743	$460,445	$304,920
Other comprehensive income (loss), net of deferred income tax
Unrealized holding gains (losses) arising during period	71,087	42,847	(8,954)	300,733	219,648	62,757	(69,067)	(386,052)	(139,831)	113,934	282,405
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(308)	(730)	(353)	(3,217)	(16,518)	(61,288)	—	—	—	(1,038)	(77,806)
Reclassification of net realized (gains) losses, net of income taxes, included in net income	(32,611)	(37,607)	(74,886)	(52,152)	21,940	56,520	134,043	114,821	8,385	(70,218)	78,460
Foreign currency translation adjustments	(5,899)	(2,074)	939	209	12,470	(2,259)	(23,278)	(12,088)	1,065	(7,973)	10,211
Other comprehensive income (loss)	32,269	2,436	(83,254)	245,573	237,540	55,730	41,698	(283,319)	(130,381)	34,705	293,270
Comprehensive Income (Loss)	$275,720	$219,430	$207,903	$526,441	$396,130	$202,060	$(94,813)	$(250,468)	$68,362	$495,150	$598,190

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Cash Flows

(U.S. dollars in thousands)

	Three Months Ended									Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2010	2010	2009	2009	2009	2009	2008	2008	2008	2010	2009

Operating Activities
Net income (loss)	$243,451	$216,994	$291,157	$280,868	$158,590	$146,330	$(136,511)	$32,851	$198,743	$460,445	$304,920
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	(62,406)	(49,483)	(70,680)	(70,612)	11,831	5,620	28,383	23,916	2,955	(111,889)	17,451
Net impairment losses included in earnings	4,410	1,606	4,493	4,643	20,863	36,134	75,169	82,533	10,749	6,016	56,997
Equity in net (income) loss of investment funds accounted for using the equity method and other income	(3,368)	(15,012)	(37,819)	(74,985)	(80,662)	10,428	173,955	(1,336)	(24,286)	(18,380)	(70,234)
Share-based compensation	12,280	7,096	6,199	6,576	9,949	4,318	5,974	6,792	12,911	19,376	14,267
Changes in:
Reserve for losses and loss adjustment expenses, net of unpaid losses and loss adjustment expenses recoverable	71,357	91,247	50,992	79,701	5,151	83,763	226,284	153,860	95,859	162,604	88,914
Unearned premiums, net of prepaid reinsurance premiums	236	96,645	(188,951)	(6,983)	(4,775)	120,867	(75,899)	(51,494)	(20,133)	96,881	116,092
Premiums receivable	(20,280)	(116,571)	99,023	41,108	(916)	(94,777)	18,896	115,653	21,679	(136,851)	(95,693)
Deferred acquisition costs, net	2,038	(19,655)	23,636	4,356	8,513	(18,933)	10,955	9,229	(8,491)	(17,617)	(10,420)
Reinsurance balances payable	19,267	(36,669)	(1,467)	(85)	6,187	11,278	(31,791)	(74,317)	(67,451)	(17,402)	17,465
Other liabilities	(57,219)	41,448	(26,439)	(5,849)	5,189	2,802	(131,774)	2,140	7,791	(15,771)	7,991
Other items, net	(4,252)	(33,023)	33,839	31,381	83,822	(13,027)	2,460	82,362	25,937	(37,275)	70,795
Net Cash Provided By Operating Activities	205,514	184,623	183,983	290,119	223,742	294,803	166,101	382,189	256,263	390,137	518,545

Investing Activities
Purchases of:
Fixed maturity investments	(4,885,606)	(4,597,713)	(5,221,819)	(6,675,195)	(6,336,120)	(3,037,132)	(6,221,128)	(3,878,230)	(3,253,015)	(9,483,319)	(9,373,252)
Other investments	(172,358)	(185,102)	(220,068)	(8,528)	(9,681)	(22,670)	(254,729)	(38,036)	(40,837)	(357,460)	(32,351)
Proceeds from the sales of:
Fixed maturity investments	4,668,666	4,443,108	5,054,102	6,066,081	5,875,303	2,782,462	5,664,590	3,664,084	3,036,546	9,111,774	8,657,765
Other investments	112,579	101,235	236,009	48,085	(4,233)	24,027	224,466	146,388	24,098	213,814	19,794
Proceeds from redemptions and maturities of fixed maturities	244,312	212,625	146,480	261,604	208,276	168,758	137,665	127,312	180,437	456,937	377,034
Net (purchases) sales of short-term investments	96,239	(102,921)	129,070	(48,395)	143,819	(204,924)	312,038	(280,724)	(13,462)	(6,682)	(61,105)
Change in investment of securities lending collateral	(30,772)	30,092	406,590	(51,692)	323	179,191	196,799	(32,120)	310,661	(680)	179,514
Investment in joint venture	—	—	—	—	—	—	—	—	(100,000)	—	—
Purchases of furniture, equipment and other	(6,057)	(1,803)	(3,897)	(4,067)	(3,872)	(7,647)	(2,745)	(1,772)	(1,939)	(7,860)	(11,519)
Net Cash Provided By (Used For) Investing Activities	27,003	(100,479)	526,467	(412,107)	(126,185)	(117,935)	56,956	(293,098)	142,489	(73,476)	(244,120)

Financing Activities
Purchases of common shares under share repurchase program	(269,054)	(181,272)	(358,656)	(98,194)	—	(1,552)	—	(123,377)	(199,910)	(450,326)	(1,552)
Proceeds from common shares issued, net	3,779	10,591	9,194	2,152	308	(1,688)	10,497	3,334	5,510	14,370	(1,380)
Proceeds from borrowings	50,000	214,526	—	269,843	—	—	—	—	100,000	264,526	—
Repayments of borrowings	(34,022)	(86,317)	(1,103)	(50,000)	—	—	—	—	—	(120,339)	—
Change in securities lending collateral	30,772	(30,092)	(406,590)	51,692	(323)	(179,191)	(196,799)	32,120	(310,661)	680	(179,514)
Other	2,296	5,061	4,816	88	(1,291)	742	698	502	616	7,357	(549)
Preferred dividends paid	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(12,922)	(12,922)
Net Cash Provided By (Used For) Financing Activities	(222,690)	(73,964)	(758,800)	169,120	(7,767)	(188,150)	(192,065)	(93,882)	(410,906)	(296,654)	(195,917)

Effects of exchange rate changes on foreign currency cash	(7,066)	(6,043)	(2,228)	1,324	2,866	3,580	(18,350)	(2,656)	18	(13,109)	6,446

Increase (decrease) in cash	2,761	4,137	(50,578)	48,456	92,656	(7,702)	12,642	(7,447)	(12,136)	6,898	84,954
Cash beginning of period	338,708	334,571	385,149	336,693	244,037	251,739	239,097	246,544	258,680	334,571	251,739
Cash end of period	341,469	$338,708	$334,571	$385,149	$336,693	$244,037	$251,739	$239,097	$246,544	$341,469	$336,693

Income taxes paid (received), net	$1,430	$704	$5,021	$4,234	$19,887	$2,231	$(994)	$7,124	$2,723	$2,134	$22,118
Interest paid	$13,437	$1,785	$12,556	$529	$11,312	$184	$11,802	$724	$11,259	$15,222	$11,496

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Overview

The Company classifies its businesses into two underwriting segments — insurance and reinsurance — and corporate and other (non-underwriting). The Company’s insurance and reinsurance operating segments each have segment managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chairman, President and Chief Executive Officer of ACGL and the Chief Financial Officer of ACGL. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. The Company determined its reportable operating segments using the management described in accounting guidance regarding disclosures about segments of an enterprise and related information.

Management measures segment performance based on underwriting income or loss. The Company does not manage its assets by segment and, accordingly, investment income is not allocated to each underwriting segment. In addition, other revenue and expense items are not evaluated by segment. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.

The insurance segment consists of the Company’s insurance underwriting subsidiaries which primarily write on both an admitted and non-admitted basis. Specialty product lines include: casualty; construction; executive assurance; healthcare; national accounts casualty; professional liability; programs; property, energy, marine and aviation; surety; travel and accident; and other (consisting of excess workers’ compensation, employers’ liability and collateral protection business).

The reinsurance segment consists of the Company’s reinsurance underwriting subsidiaries. The reinsurance segment generally seeks to write significant lines on specialty property and casualty reinsurance contracts. Classes of business include: casualty; marine and aviation; other specialty; property catastrophe; property excluding property catastrophe (losses on a single risk, both excess of loss and pro rata); and other (consisting of non-traditional and casualty clash business).

Corporate and other (non-underwriting) includes net investment income, other income (loss), other expenses incurred by the Company, interest expense, net realized gains or losses, net impairment losses included in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses, income taxes and dividends on the Company’s non-cumulative preferred shares.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Three Months Ended June 30, 2010 and 2009

(U.S. dollars in thousands)

	Three Months Ended			Three Months Ended
	June 30, 2010			June 30, 2009
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$616,353	$203,695	$817,100	$636,645	$278,389	$911,920
Net premiums written	422,837	201,421	624,258	419,318	274,536	693,854

Net premiums earned	$405,473	$217,538	$623,011	$417,454	$281,804	$699,258
Fee income	874	9	883	795	22	817
Losses and loss adjustment expenses	(275,294)	(87,851)	(363,145)	(287,350)	(111,508)	(398,858)
Acquisition expenses, net	(65,359)	(42,116)	(107,475)	(58,748)	(65,066)	(123,814)
Other operating expenses	(71,727)	(19,303)	(91,030)	(70,836)	(16,943)	(87,779)
Underwriting income (loss)	$(6,033)	$68,277	62,244	$1,315	$88,309	89,624

Net investment income			90,537			100,485
Net realized gains (losses)			62,114			(11,793)
Net impairment losses recognized in earnings			(4,410)			(20,863)
Equity in net income (loss) of investment funds accounted for using the equity method			(348)			75,890
Other income			4,528			4,950
Other expenses			(10,503)			(11,515)
Interest expense			(7,916)			(5,712)
Net foreign exchange gains (losses)			48,625			(53,658)
Income before income taxes			244,871			167,408
Income tax expense			(1,420)			(8,818)

Net income			243,451			158,590
Preferred dividends			(6,461)			(6,461)
Net income available to common shareholders			$236,990			$152,129

Underwriting Ratios
Loss ratio	67.9%	40.4%	58.3%	68.8%	39.6%	57.0%
Acquisition expense ratio (2)	15.9%	19.4%	17.1%	13.9%	23.1%	17.6%
Other operating expense ratio	17.7%	8.9%	14.6%	17.0%	6.0%	12.6%
Combined ratio	101.5%	68.7%	90.0%	99.7%	68.7%	87.2%

Net premiums written to gross premiums written	68.6%	98.9%	76.4%	65.9%	98.6%	76.1%

(1)

Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	The acquisition expense ratio is adjusted to include certain fee income.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Six Months Ended June 30, 2010 and 2009

(U.S. dollars in thousands)

	Six Months Ended			Six Months Ended
	June 30, 2010			June 30, 2009
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$1,249,929	$527,172	$1,770,787	$1,275,054	$668,518	$1,936,891
Net premiums written	875,761	516,251	1,392,012	860,904	655,813	1,516,717

Net premiums earned	$834,950	$457,978	$1,292,928	$818,551	$581,271	$1,399,822
Fee income	1,627	50	1,677	1,665	77	1,742
Losses and loss adjustment expenses	(587,305)	(203,891)	(791,196)	(557,365)	(242,035)	(799,400)
Acquisition expenses, net	(132,790)	(92,309)	(225,099)	(116,371)	(133,901)	(250,272)
Other operating expenses	(152,447)	(39,701)	(192,148)	(133,744)	(35,135)	(168,879)
Underwriting income (loss)	$(35,965)	$122,127	86,162	$12,736	$170,277	183,013

Net investment income			183,509			196,367
Net realized gains (losses)			109,896			(16,957)
Net impairment losses recognized in earnings			(6,016)			(56,997)
Equity in net income (loss) of investment funds accounted for using the equity method			28,702			66,309
Other income			10,506			8,901
Other expenses			(16,191)			(17,531)
Interest expense			(15,176)			(11,424)
Net foreign exchange gains (losses)			87,226			(28,453)
Income before income taxes			468,618			323,228
Income tax expense			(8,173)			(18,308)

Net income			460,445			304,920
Preferred dividends			(12,922)			(12,922)
Net income available to common shareholders			$447,523			$291,998

Underwriting Ratios
Loss ratio	70.3%	44.5%	61.2%	68.1%	41.6%	57.1%
Acquisition expense ratio (2)	15.7%	20.2%	17.3%	14.0%	23.0%	17.8%
Other operating expense ratio	18.3%	8.7%	14.9%	16.3%	6.0%	12.1%
Combined ratio	104.3%	73.4%	93.4%	98.4%	70.6%	87.0%

Net premiums written to gross premiums written	70.1%	97.9%	78.6%	67.5%	98.1%	78.3%

(1)

Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	The acquisition expense ratio is adjusted to include certain fee income.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Insurance Segment

(U.S. dollars in thousands)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2010		2009		2010		2009
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Net premiums written
Property, energy, marine and aviation	$88,194	20.9	$86,385	20.6	$188,859	21.6	$192,414	22.4
Programs	73,345	17.3	72,279	17.2	143,843	16.4	147,086	17.1
Professional liability	64,089	15.2	57,773	13.8	122,815	14.0	109,781	12.8
Executive assurance	52,892	12.5	52,919	12.6	114,247	13.0	102,998	12.0
Construction	50,435	11.9	56,190	13.4	86,757	9.9	92,761	10.8
Casualty	26,617	6.3	27,217	6.5	52,080	5.9	53,756	6.2
Travel and accident	15,272	3.6	19,557	4.7	37,078	4.2	37,091	4.3
National accounts casualty	3,877	0.9	7,582	1.8	34,686	4.0	31,809	3.7
Healthcare	9,989	2.4	9,667	2.3	18,513	2.1	20,886	2.4
Surety	7,012	1.7	9,254	2.2	15,103	1.7	20,612	2.4
Other (1)	31,115	7.3	20,495	4.9	61,780	7.2	51,710	5.9
Total	$422,837	100.0	$419,318	100.0	$875,761	100.0	$860,904	100.0

Net premiums earned
Property, energy, marine and aviation	$80,818	19.9	$78,570	18.8	$175,855	21.1	$152,410	18.6
Programs	68,381	16.9	71,809	17.2	134,540	16.1	138,478	16.9
Professional liability	57,903	14.3	56,549	13.5	120,148	14.4	114,783	14.0
Executive assurance	55,143	13.6	52,288	12.5	111,465	13.3	100,104	12.2
Construction	33,536	8.3	43,364	10.4	68,021	8.1	83,784	10.2
Casualty	28,148	6.9	31,246	7.5	56,217	6.7	63,944	7.8
Travel and accident	17,590	4.3	18,198	4.4	33,668	4.0	31,354	3.8
National accounts casualty	16,810	4.1	13,079	3.1	38,583	4.6	27,518	3.4
Healthcare	10,340	2.6	10,830	2.6	20,283	2.4	21,758	2.7
Surety	8,023	2.0	12,141	2.9	18,281	2.2	25,532	3.1
Other (1)	28,781	7.1	29,380	7.1	57,889	7.1	58,886	7.3
Total	$405,473	100.0	$417,454	100.0	$834,950	100.0	$818,551	100.0

Net premiums written by client location
United States	$321,656	76.1	$339,375	80.9	$624,824	71.3	$656,419	76.2
Europe	60,974	14.4	48,126	11.5	163,463	18.7	140,522	16.3
Other	40,207	9.5	31,817	7.6	87,474	10.0	63,963	7.5
Total	$422,837	100.0	$419,318	100.0	$875,761	100.0	$860,904	100.0

Net premiums written by underwriting location
United States	$305,630	72.3	$315,466	75.2	$608,067	69.4	$636,295	73.9
Europe	90,663	21.4	78,305	18.7	224,402	25.6	183,618	21.3
Other	26,544	6.3	25,547	6.1	43,292	5.0	40,991	4.8
Total	$422,837	100.0	$419,318	100.0	$875,761	100.0	$860,904	100.0

(1)	Includes excess workers’ compensation, employers liability business and collateral protection business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Insurance Segment

(U.S. dollars in thousands)

	Three Months Ended									Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2010	2010	2009	2009	2009	2009	2008	2008	2008	2010	2009

Gross premiums written	$616,353	$633,576	$563,087	$673,986	$636,645	$638,409	$564,570	$678,338	$621,663	$1,249,929	$1,275,054
Net premiums written	422,837	452,924	369,704	473,676	419,318	441,586	367,223	466,115	421,501	875,761	860,904

Net premiums earned	$405,473	$429,477	$426,649	$443,319	$417,454	$401,097	$398,355	$441,049	$416,585	$834,950	$818,551
Fee income	874	753	883	814	795	870	811	872	880	1,627	1,665
Losses and loss adjustment expenses	(275,294)	(312,011)	(278,746)	(303,304)	(287,350)	(270,015)	(307,136)	(337,456)	(262,633)	(587,305)	(557,365)
Acquisition expenses, net	(65,359)	(67,431)	(60,926)	(60,964)	(58,748)	(57,623)	(54,498)	(62,752)	(55,400)	(132,790)	(116,371)
Other operating expenses	(71,727)	(80,720)	(75,144)	(72,452)	(70,836)	(62,908)	(71,819)	(71,861)	(71,566)	(152,447)	(133,744)
Underwriting income (loss)	$(6,033)	$(29,932)	$12,716	$7,413	$1,315	$11,421	$(34,287)	$(30,148)	$27,866	$(35,965)	$12,736

Underwriting Ratios
Loss ratio	67.9%	72.6%	65.3%	68.4%	68.8%	67.3%	77.1%	76.5%	63.0%	70.3%	68.1%
Acquisition expense ratio (1)	15.9%	15.5%	14.1%	13.6%	13.9%	14.1%	13.5%	14.0%	13.1%	15.7%	14.0%
Other operating expense ratio	17.7%	18.8%	17.6%	16.3%	17.0%	15.7%	18.0%	16.3%	17.2%	18.3%	16.3%
Combined ratio	101.5%	106.9%	97.0%	98.3%	99.7%	97.1%	108.6%	106.8%	93.3%	104.3%	98.4%

Net premiums written
Property, energy, marine and aviation	$88,194	$100,665	$42,811	$118,536	$86,385	$106,029	$56,263	$91,461	$89,674	$188,859	$192,414
Programs	73,345	70,498	60,685	66,964	72,279	74,807	64,619	78,045	73,202	143,843	147,086
Professional liability	64,089	58,726	60,109	66,002	57,773	52,008	58,449	70,778	63,583	122,815	109,781
Executive assurance	52,892	61,355	58,561	58,529	52,919	50,079	54,028	53,665	43,740	114,247	102,998
Construction	50,435	36,322	24,503	36,823	56,190	36,571	31,989	43,916	50,105	86,757	92,761
Casualty	26,617	25,463	23,037	26,753	27,217	26,539	27,936	28,456	31,161	52,080	53,756
Travel and accident	15,272	21,806	15,528	15,998	19,557	17,534	12,436	16,949	15,948	37,078	37,091
National accounts casualty	3,877	30,809	16,553	30,726	7,582	24,227	8,856	16,609	9,416	34,686	31,809
Healthcare	9,989	8,524	10,610	10,854	9,667	11,219	11,161	11,411	11,027	18,513	20,886
Surety	7,012	8,091	10,716	12,025	9,254	11,358	12,704	16,599	10,206	15,103	20,612
Other (2)	31,115	30,665	46,591	30,466	20,495	31,215	28,782	38,226	23,439	61,780	51,710
Total	$422,837	$452,924	$369,704	$473,676	$419,318	$441,586	$367,223	$466,115	$421,501	$875,761	$860,904

Net premiums earned
Property, energy, marine and aviation	$80,818	$95,037	$91,549	$94,471	$78,570	$73,840	$76,586	$88,903	$83,830	$175,855	$152,410
Programs	68,381	66,159	67,672	69,436	71,809	66,669	66,462	71,576	62,085	134,540	138,478
Professional liability	57,903	62,245	59,678	57,540	56,549	58,234	58,195	62,987	66,200	120,148	114,783
Executive assurance	55,143	56,322	56,764	56,094	52,288	47,816	45,192	47,237	44,496	111,465	100,104
Construction	33,536	34,485	36,800	42,495	43,364	40,420	38,603	45,601	39,225	68,021	83,784
Casualty	28,148	28,069	27,198	30,004	31,246	32,698	35,251	37,351	38,292	56,217	63,944
Travel and accident	17,590	16,078	16,580	18,193	18,198	13,156	13,414	17,671	15,994	33,668	31,354
National accounts casualty	16,810	21,773	19,606	19,969	13,079	14,439	10,924	13,503	9,752	38,583	27,518
Healthcare	10,340	9,943	9,886	12,303	10,830	10,928	10,880	12,292	13,137	20,283	21,758
Surety	8,023	10,258	11,448	12,239	12,141	13,391	12,109	13,891	12,057	18,281	25,532
Other (2)	28,781	29,108	29,468	30,575	29,380	29,506	30,739	30,037	31,517	57,889	58,886
Total	$405,473	$429,477	$426,649	$443,319	$417,454	$401,097	$398,355	$441,049	$416,585	$834,950	$818,551

(1) The acquisition expense ratio is adjusted to include certain fee income.

(2) Includes excess workers’ compensation, employers liability business and collateral protection business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Reinsurance Segment

(U.S. dollars in thousands)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2010		2009		2010		2009
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Net premiums written
Property catastrophe	$70,403	35.0	$91,981	33.5	$159,205	30.8	$183,884	28.0
Property excluding property catastrophe (1)	57,880	28.7	90,569	33.0	132,807	25.7	209,657	32.0
Casualty (2)	43,642	21.7	72,490	26.4	116,224	22.5	171,922	26.2
Other specialty	18,920	9.4	3,304	1.2	73,682	14.3	44,016	6.7
Marine and aviation	9,609	4.8	15,391	5.6	30,847	6.0	43,914	6.7
Other	967	0.4	801	0.3	3,486	0.7	2,420	0.4
Total	$201,421	100.0	$274,536	100.0	$516,251	100.0	$655,813	100.0

Net premiums earned
Property catastrophe	$52,301	24.0	$58,763	20.9	$106,174	23.2	$117,364	20.2
Property excluding property catastrophe (1)	65,742	30.2	87,304	31.0	144,981	31.7	183,535	31.6
Casualty (2)	59,501	27.4	84,078	29.8	129,937	28.4	170,024	29.3
Other specialty	22,292	10.2	25,912	9.2	40,061	8.7	59,362	10.2
Marine and aviation	16,263	7.5	25,063	8.9	34,335	7.5	49,893	8.6
Other	1,439	0.7	684	0.2	2,490	0.5	1,093	0.1
Total	$217,538	100.0	$281,804	100.0	$457,978	100.0	$581,271	100.0

Net premiums written
Pro rata	$84,957	42.2	$140,939	51.3	$202,994	39.3	$322,161	49.1
Excess of loss	116,464	57.8	133,597	48.7	313,257	60.7	333,652	50.9
Total	$201,421	100.0	$274,536	100.0	$516,251	100.0	$655,813	100.0

Net premiums earned
Pro rata	$102,374	47.1	$175,665	62.3	$233,245	50.9	$370,183	63.7
Excess of loss	115,164	52.9	106,139	37.7	224,733	49.1	211,088	36.3
Total	$217,538	100.0	$281,804	100.0	$457,978	100.0	$581,271	100.0

Net premiums written by client location
United States	$135,374	67.2	$193,190	70.4	$306,375	59.3	$423,158	64.5
Europe	33,378	16.6	39,782	14.5	140,520	27.2	141,283	21.5
Bermuda	23,022	11.4	32,665	11.9	45,697	8.9	70,232	10.7
Other	9,647	4.8	8,899	3.2	23,659	4.6	21,140	3.3
Total	$201,421	100.0	$274,536	100.0	$516,251	100.0	$655,813	100.0

Net premiums written by underwriting location
Bermuda	$116,568	57.9	$184,892	67.3	$281,502	54.5	$380,492	58.0
United States	70,295	34.9	79,152	28.8	174,021	33.7	225,345	34.4
Other	14,558	7.2	10,492	3.9	60,728	11.8	49,976	7.6
Total	$201,421	100.0	$274,536	100.0	$516,251	100.0	$655,813	100.0

(1) Includes facultative business.

(2) Includes professional liability, executive assurance and healthcare business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Reinsurance Segment

(U.S. dollars in thousands)

	Three Months Ended									Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2010	2010	2009	2009	2009	2009	2008	2008	2008	2010	2009

Gross premiums written	$203,695	$323,477	$159,229	$266,193	$278,389	$390,129	$266,165	$228,593	$273,318	$527,172	$668,518
Net premiums written	201,421	314,830	149,383	253,632	274,536	381,277	248,351	226,577	264,617	516,251	655,813

Net premiums earned	$217,538	$240,440	$281,889	$291,066	$281,804	$299,467	$300,159	$291,982	$289,090	$457,978	$581,271
Fee income	9	41	11	12	22	55	645	72	358	50	77
Losses and loss adjustment expenses	(87,851)	(116,040)	(131,614)	(141,610)	(111,508)	(130,527)	(183,680)	(211,430)	(141,992)	(203,891)	(242,035)
Acquisition expenses, net	(42,116)	(50,193)	(59,623)	(61,775)	(65,066)	(68,835)	(68,733)	(70,661)	(63,826)	(92,309)	(133,901)
Other operating expenses	(19,303)	(20,398)	(24,161)	(21,271)	(16,943)	(18,192)	(21,761)	(18,331)	(20,091)	(39,701)	(35,135)
Underwriting income (loss)	$68,277	$53,850	$66,502	$66,422	$88,309	$81,968	$26,630	$(8,368)	$63,539	$122,127	$170,277

Underwriting Ratios
Loss ratio	40.4%	48.3%	46.7%	48.7%	39.6%	43.6%	61.2%	72.4%	49.1%	44.5%	41.6%
Acquisition expense ratio	19.4%	20.9%	21.2%	21.2%	23.1%	23.0%	22.9%	24.2%	22.1%	20.2%	23.0%
Other operating expense ratio	8.9%	8.5%	8.6%	7.3%	6.0%	6.1%	7.2%	6.3%	6.9%	8.7%	6.0%
Combined ratio	68.7%	77.7%	76.5%	77.2%	68.7%	72.7%	91.3%	102.9%	78.1%	73.4%	70.6%

Net premiums written
Property catastrophe	$70,403	$88,802	$3,022	$50,539	$91,981	$91,903	$27,534	$44,591	$52,797	$159,205	$183,884
Property excluding property catastrophe (1)	57,880	74,927	49,413	90,845	90,569	119,088	90,909	56,105	85,748	132,807	209,657
Casualty (2)	43,642	72,582	68,693	85,084	72,490	99,432	71,740	82,497	86,974	116,224	171,922
Other specialty	18,920	54,762	10,578	10,595	3,304	40,712	26,066	24,013	20,693	73,682	44,016
Marine and aviation	9,609	21,238	17,576	16,187	15,391	28,523	31,867	18,727	17,975	30,847	43,914
Other	967	2,519	101	382	801	1,619	235	644	430	3,486	2,420
Total	$201,421	$314,830	$149,383	$253,632	$274,536	$381,277	$248,351	$226,577	$264,617	$516,251	$655,813

Net premiums earned
Property catastrophe	$52,301	$53,873	$56,937	$61,772	$58,763	$58,601	$60,975	$57,015	$51,496	$106,174	$117,364
Property excluding property catastrophe (1)	65,742	79,239	94,716	94,837	87,304	96,231	78,778	68,670	67,445	144,981	183,535
Casualty (2)	59,501	70,436	86,193	88,721	84,078	85,946	95,990	106,146	106,199	129,937	170,024
Other specialty	22,292	17,769	24,085	23,251	25,912	33,450	36,255	36,388	36,058	40,061	59,362
Marine and aviation	16,263	18,072	18,882	21,666	25,063	24,830	26,877	22,395	26,946	34,335	49,893
Other	1,439	1,051	1,076	819	684	409	1,284	1,368	946	2,490	1,093
Total	$217,538	$240,440	$281,889	$291,066	$281,804	$299,467	$300,159	$291,982	$289,090	$457,978	$581,271

(1) Includes facultative business.

(2) Includes professional liability, executive assurance and healthcare business.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Investable Asset Summary, Fixed Income Metrics and Credit Quality Distribution

(U.S. dollars in thousands)

	June 30,		March 31,		December 31,		September 30,		June 30,
	2010		2010		2009		2009		2009
Investable assets:
Fixed maturities available for sale, at market value	$9,428,456	81%	$9,295,680	80%	$9,391,926	82%	$9,265,961	80%	$8,944,110	83%
Fixed maturities pledged under securities lending agreements, at market value (1)	195,372	2%	181,871	2%	208,826	2%	609,334	5%	559,385	5%
Total fixed maturities	9,623,828	83%	9,477,551	82%	9,600,752	84%	9,875,295	85%	9,503,495	88%
Short-term investments available for sale, at market value	554,304	5%	669,798	6%	571,490	5%	706,157	6%	660,859	6%
Short-term investments pledged under securities lending agreements, at market value (1)	19,192	0%	2,350	0%	3,993	0%	—	0%	—	0%
Cash	341,469	3%	338,708	3%	334,571	3%	385,149	4%	336,693	3%
TALF investments, at market value (2)	407,469	3%	406,997	3%	250,265	2%	250,517	2%	—	—
Other investments
Fixed income mutual funds	67,098	1%	70,204	1%	63,146	2%	55,646	1%	49,505	0%
Other securities	273,500	2%	193,404	2%	109,027	1%	98,880	1%	65,755	1%
Investment funds accounted for using the equity method	408,402	4%	405,584	3%	391,869	3%	376,381	3%	370,165	4%
Securities transactions entered into but not settled at the balance sheet date	(108,059)	(1)%	(2,444)	0%	50,790	0%	(198,980)	(2)%	(239,736)	(2)%
Total investable assets (1)	$11,587,203	100%	$11,562,152	100%	$11,375,903	100%	$11,549,045	100%	$10,746,736	100%

Fixed income metrics (1):
Average effective duration (in years)	2.90		2.77		2.87		3.09		3.02
Average credit quality	AA+		AA+		AA+		AA+		AA+
Imbedded book yield (before investment expenses)	3.39%		3.57%		3.64%		3.93%		4.06%

Credit quality distribution of total fixed maturities (1) (3):
AAA	$7,278,291	76%	$7,010,314	74%	$7,072,381	74%	$7,124,679	72%	$7,163,333	75%
AA	1,011,324	10%	1,117,951	12%	1,281,377	13%	1,232,298	12%	1,013,732	10%
A	543,359	6%	580,769	6%	547,104	6%	786,142	8%	734,015	8%
BBB	274,738	3%	263,195	3%	231,988	2%	274,338	3%	267,107	3%
BB	109,407	1%	97,634	1%	85,952	1%	75,030	1%	65,242	1%
B	202,476	2%	204,743	2%	209,417	2%	231,047	2%	178,196	2%
Lower than B	117,419	1%	118,362	1%	80,871	1%	69,921	1%	29,446	0%
Not rated	86,814	1%	84,583	1%	91,662	1%	81,840	1%	52,424	1%
Total fixed maturities, at market value	$9,623,828	100%	$9,477,551	100%	$9,600,752	100%	$9,875,295	100%	$9,503,495	100%

(1)

In securities lending transactions, the Company receives collateral in excess of the market value of the fixed maturities and short-term investments pledged under securities lending agreements. This table excludes the collateral received and reinvested in fixed maturities, short-term investments and securities purchased under agreements to resell and includes the fixed maturities and short-term investments pledged under securities lending agreements, at market value.

(2)

The Company participates in the Federal Reserve’s Term Asset-Backed Securities Loan Facility (“TALF”), which provides secured financing for asset-backed securities backed by certain types of consumer and small-business loans and legacy commercial mortgage-backed securities. TALF financing is non-recourse to the Company, is collateralized by the purchased securities and provides financing for the purchase price of the securities, less a ‘haircut’ that varies based on the type of collateral. The Company can deliver the collateralized securities to the Federal Reserve in full payment of the loan and is carrying the investments and borrowings at market value.

(3)	Ratings as assigned by the major rating agencies.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Composition of Fixed Maturities and Analysis of Corporate Exposures

(U.S. dollars in thousands)

Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements, excluding TALF investments, at June 30, 2010:

		Gross	Gross	Net		Estimated
	Estimated	Unrealized	Unrealized	Unrealized	Amortized	Market Value /
	Market Value	Gains	Losses	Gains (Losses)	Cost	Amortized Cost

Corporates	$1,949,058	$68,463	$(23,420)	$45,043	$1,904,015	102.4%
Non-U.S. government-backed corporates	673,408	18,893	(4,609)	14,284	659,124	102.2%
FDIC guaranteed corporates	227,123	6,009	—	6,009	221,114	102.7%
U.S. government and government agencies	1,663,506	49,252	(65)	49,187	1,614,319	103.0%
Agency mortgage-backed securities	1,513,149	31,651	(31)	31,620	1,481,529	102.1%
Non-agency mortgage-backed securities	387,142	7,758	(29,292)	(21,534)	408,676	94.7%
Agency commercial mortgage-backed securities	408,846	20,746	(5,156)	15,590	393,256	104.0%
Non-agency commercial mortgage-backed securities	648,549	16,074	(2,719)	13,355	635,194	102.1%
Municipal bonds	989,917	47,217	(321)	46,896	943,021	105.0%
Non-U.S. government securities	668,853	33,016	(25,190)	7,826	661,027	101.2%
Asset-backed securities	494,277	19,214	(7,842)	11,372	482,905	102.4%
Total	$9,623,828	$318,293	$(98,645)	$219,648	$9,404,180	102.3%

Corporates (Excluding Guaranteed Amounts)

The following table summarizes the Company’s corporate bonds by sector and by credit quality distribution at June 30, 2010, excluding guaranteed amounts:

	Estimated Market Value
		% of Asset	% of Investable
	Total	Class	Assets
Sector:
Financials	$991,962	50.9%	8.6%
Industrials	660,568	33.9%	5.7%
Utilities	80,553	4.1%	0.7%
Foreign agencies	28,481	1.5%	0.2%
All other (1)	187,494	9.6%	1.6%
Total	$1,949,058	100.0%	16.8%

Credit quality distribution (2):
AAA	$496,529	25.5%	4.3%
AA	398,282	20.4%	3.4%
A	453,644	23.3%	3.9%
BBB	247,628	12.7%	2.1%
BB	93,411	4.8%	0.8%
B	164,082	8.4%	1.4%
Lower than B	10,578	0.5%	0.1%
Not rated	84,904	4.4%	0.7%
Total	$1,949,058	100.0%	16.8%

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by market value at June 30, 2010, excluding guaranteed amounts:

	Estimated	% of Asset	% of Investable	Credit
Issuer	Market Value	Class	Assets	Rating (2)

JPMorgan Chase & Co	$84,347	4.3%	0.7%	AA
General Electric Co	59,004	3.0%	0.5%	AA+
Banco Santander SA	58,603	3.0%	0.5%	AA+
Citigroup Inc	50,421	2.6%	0.4%	AA
Bank of America Corp	43,490	2.2%	0.4%	A+
Sovrisc BV	41,807	2.1%	0.4%	AAA
Royal Dutch Shell PLC	41,487	2.1%	0.4%	AA
Morgan Stanley	35,886	1.8%	0.3%	A+
The Goldman Sachs Group Inc	35,171	1.8%	0.3%	AA+
Wells Fargo & Company	34,348	1.8%	0.3%	AA-
Total	$484,564	24.9%	4.2%

(1) Includes sovereign securities, supernational securities and other.

(2) Ratings as assigned by the major rating agencies.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Mortgage-Backed, Commercial Mortgage-Backed and Asset-Backed Securities

(U.S. dollars in thousands)

The following table provides information on the Company’s mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) at June 30, 2010, excluding amounts guaranteed by the U.S. government:

			Average	Estimated Market Value
	Issuance	Amortized	Credit		% of Amortized	% of Investable
	Year	Cost	Quality	Total	Cost	Assets

Non-agency MBS:	2003	$3,083	AAA	$2,992	97.0%	0.0%
	2004	21,053	A-	18,786	89.2%	0.2%
	2005	67,496	BB+	57,645	85.4%	0.5%
	2006	54,028	B-	47,973	88.8%	0.4%
	2007	65,656	CCC-	57,770	88.0%	0.5%
	2008	11,140	CC+	9,153	82.2%	0.1%
	2009 (6)	140,935	AAA	147,601	104.7%	1.3%
	2010 (6)	45,285	AAA	45,222	99.9%	0.4%
Total non-agency MBS		$408,676	A-	$387,142	94.7%	3.3%

Non-agency CMBS:	1998	$3,665	AAA	$3,826	104.4%	0.0%
	1999	147	AAA	147	100.0%	0.0%
	2000	2,014	AAA	1,990	98.8%	0.0%
	2001	181,140	AAA	182,410	100.7%	1.6%
	2002	44,232	AAA	44,592	100.8%	0.4%
	2003	63,325	AAA	66,977	105.8%	0.6%
	2004	183,997	AAA	185,842	101.0%	1.6%
	2005	50,751	AAA	50,470	99.4%	0.4%
	2006	20,479	AAA	20,595	100.6%	0.2%
	2007	50,221	AAA	55,738	111.0%	0.5%
	2009	5,093	AAA	5,242	102.9%	0.0%
	2010	30,130	AAA	30,720	102.0%	0.3%
Total non-agency CMBS		$635,194	AAA	$648,549	102.1%	5.6%

	Non-Agency MBS		Non-Agency
Additional Statistics	Re-REMICs	All Other	CMBS (1)

Wtd. average loan age (months)	42	49	80
Wtd. average life (months) (2)	26	60	27
Wtd. average loan-to-value % (3)	72.1%	68.3%	63.1%
Total delinquencies (4)	21.4%	18.4%	5.1%
Current credit support % (5)	42.9%	12.2%	26.1%

(1)	Loans defeased with government/agency obligations represented approximately 20% of the collateral underlying the Company’s CMBS holdings.
(2)

The weighted average life for MBS is based on the interest rates in effect at June 30, 2010. The weighted average life for CMBS reflects the average life of the collateral underlying the Company’s CMBS holdings.

(3)	The range of loan-to-values on MBS is 37% to 87%, while the range of loan-to-values on CMBS is 57% to 113%.
(4)	Total delinquencies includes 60 days and over.
(5)	Current credit support % represents the % for a collateralized mortgage obligation (“CMO”) or CMBS class/tranche from other subordinate classes in the same CMO or CMBS deal.
(6)	Primarily represents Re-REMICs issued in 2009 and 2010 with an average credit quality of “AAA” from Fitch ratings.

The following table provides information on the Company’s asset-backed securities (ABS) June 30, 2010:

		Average	Estimated Market Value
	Amortized	Credit		% of Amortized	% of Investable
	Cost	Quality	Total	Cost	Assets

Sector:
Credit cards (1)	$221,788	AAA	$229,989	103.7%	2.0%
Autos (2)	169,815	AAA	173,483	102.2%	1.5%
Rate reduction bonds (3)	34,150	AAA	36,523	106.9%	0.3%
Student loans (4)	23,714	AAA	24,788	104.5%	0.2%
Other	15,978	AA	14,968	93.7%	0.1%
	465,445	AAA	479,751	103.1%	4.1%

Home equity (5)	$6,029	AAA	$5,296	87.8%	0.0%
	$256	A	256	100.0%	0.0%
	$298	BBB	295	99.0%	0.0%
	$8,872	BB to B	6,413	72.3%	0.1%
	1,767	CCC to C	2,186	123.7%	0.0%
	238	D	80	33.6%	0.0%
	17,460	BBB-	14,526	83.2%	0.1%

Total ABS	$482,905	AAA	$494,277	102.4%	4.3%

The effective duration of the total ABS was 1.26 years at June 30, 2010.

(1)	The average excess spread % on credit cards is 31.3%.
(2)	The weighted average credit support % on autos is 38.2%.
(3)	The weighted average credit support % on rate reduction bonds is 19.8%.
(4)	The weighted average credit support % on student loans is 7.0%.
(5)	The weighted average credit support % on home equity is 23.8%.

The Company’s investment portfolio included $48 million par in sub-prime securities at June 30, 2010, with an estimated market value of $17.8 million and an average credit quality of “Ba1/BBB.” Such amounts were primarily in the home equity sector with the balance in other ABS, MBS and CMBS sectors. In addition, the portfolio of collateral backing the Company’s securities lending program contains approximately $14.9 million estimated market value of sub-prime securities with an average credit quality of “B-” from Standard & Poors and “Caa1” from Moody’s.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Bank Loan Investments

(U.S. dollars in thousands)

The Company’s investments in bank loan funds are included in the following categories at June 30, 2010:

	Carrying	% of Asset	% of Investable
	Value	Class	Assets

Investment funds accounted for using the equity method	$268,828	65.6%	2.3%
Corporate bonds, at market value	100,408	24.5%	0.9%
Other investments, at market value	40,479	9.9%	0.3%
Total	$409,715	100.0%	3.5%

The following table summarizes the Company’s bank loan funds by currency (translated into U.S. Dollars) at June 30, 2010:

	Carrying	% of Asset	% of Investable
	Value	Class	Assets

U.S.-denominated	$289,858	70.7%	2.5%
Euro-denominated	119,857	29.3%	1.0%
Total	$409,715	100.0%	3.5%

The following table summarizes the Company’s bank loan funds by major sector at  June 30, 2010:

	Carrying	% of Asset	% of Investable
	Value	Class	Assets
Sector:
Media	$79,144	19.3%	0.7%
Industrials	53,756	13.1%	0.5%
Consumer	101,414	24.8%	0.9%
Basic materials	34,437	8.4%	0.3%
Utilities	32,540	7.9%	0.3%
All other	108,424	26.5%	0.9%
Total	$409,715	100.0%	3.5%

Weighted average rating factor (Moody’s)	B3

Arch Capital Group Ltd. and Subsidiaries

Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to common shareholders, which is defined as net income available to common shareholders, excluding net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses, net of income taxes. The presentation of after-tax operating income available to common shareholders is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to net income available to common shareholders (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on the following page.

The Company believes that net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of net impairment losses included in earnings, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses included in earnings represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the market value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Due to these reasons, the Company excludes net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses from the calculation of after-tax operating income available to common shareholders.

The Company believes that showing net income available to common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.

In the 2008 fourth quarter, the Company sustained a net loss. Accordingly, based on GAAP, diluted net loss per share and diluted weighted average shares outstanding for the 2008 fourth quarter do not include the effect of dilutive common share equivalents since the inclusion of such common share equivalents is anti-dilutive to per share results.  The 2008 fourth quarter pro forma diluted net loss per share included in this supplement reflects the effect of such dilutive common share equivalents in order to make comparisons to other periods more meaningful. This presentation is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to actual diluted net loss per share (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on page 19 of this supplement.

Arch Capital Group Ltd. and Subsidiaries

Operating Income Reconciliation

(U.S. dollars in thousands, except share data)

The following table provides a reconciliation of after-tax operating income available to common shareholders to net income (loss) available to common shareholders along with related per common share results:

	Three Months Ended									Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2010	2010	2009	2009	2009	2009	2008 (1)	2008	2008	2010	2009

After-tax operating income available to common shareholders	$132,182	$98,731	$159,431	$160,332	$163,041	$169,001	$85,934	$64,094	$185,375	$230,913	$332,042
Net realized gains (losses), net of tax	61,119	45,503	88,592	69,190	(11,243)	(9,111)	(30,836)	(21,904)	(2,174)	106,622	(20,354)
Net impairment losses recognized in earnings, net of tax	(4,410)	(1,606)	(4,493)	(4,643)	(20,786)	(36,134)	(75,169)	(82,514)	(10,694)	(6,016)	(56,920)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	(348)	29,050	32,391	69,119	75,890	(9,581)	(174,147)	(1,731)	19,583	28,702	66,309
Net foreign exchange gains (losses), net of tax	48,447	38,855	8,775	(19,591)	(54,773)	25,694	51,246	68,445	192	87,302	(29,079)
Net income (loss) available to common shareholders	$236,990	$210,533	$284,696	$274,407	$152,129	$139,869	$(142,972)	$26,390	$192,282	$447,523	$291,998

Diluted per common share results:
After-tax operating income available to common shareholders	$2.48	$1.78	$2.66	$2.56	$2.60	$2.70	$1.43	$1.02	$2.82	$4.24	$5.31
Net realized gains (losses), net of tax	1.15	0.82	1.48	1.11	(0.18)	(0.14)	(0.51)	(0.35)	(0.03)	1.96	(0.33)
Net impairment losses recognized in earnings, net of tax	(0.08)	(0.03)	(0.08)	(0.08)	(0.33)	(0.58)	(1.25)	(1.31)	(0.17)	(0.11)	(0.91)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	(0.01)	0.52	0.54	1.11	1.21	(0.15)	(2.90)	(0.03)	0.30	0.53	1.06
Net foreign exchange gains (losses), net of tax	0.91	0.70	0.15	(0.31)	(0.87)	0.41	0.85	1.09	0.00	1.61	(0.46)
Net income (loss) available to common shareholders	$4.45	$3.79	$4.75	$4.39	$2.43	$2.24	$(2.38)	$0.42	$2.92	$8.23	$4.67

Weighted average common shares and common share equivalents outstanding — diluted	53,265,303	55,513,827	59,910,667	62,533,816	62,626,317	62,559,969	60,048,258	62,830,910	65,748,119	54,386,690	62,589,856

Pro Forma (1)
Diluted per common share results:
After-tax operating income available to common shareholders	$1.37
Net realized gains (losses), net of tax	(0.49)
Net impairment losses recognized in earnings, net of tax	(1.20)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	(2.78)
Net foreign exchange gains (losses), net of tax	0.82
Net income (loss) available to common shareholders	$(2.28)

Weighted average common shares and common share equivalents outstanding — diluted	62,587,256

(1) Due to the net loss recorded in the 2008 fourth quarter, diluted weighted average common shares and common share equivalents as reported do not include 2.5 million dilutive common share equivalents since the inclusion of such common share equivalents would have had an anti-dilutive effect on the loss per share under GAAP.

Arch Capital Group Ltd. and Subsidiaries

Share Repurchase Activity

(U.S. dollars in thousands, except share data)

The following table provides an analysis of the Company’s share repurchase program:

	Three Months Ended										Cumulative
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,
	2010	2010	2009	2009	2009	2009	2008	2008	2008	2008	2010

Effect of share repurchases:
Aggregate cost of shares repurchased	$269,054	$181,272	$358,655	$98,194	$0	$1,552	$0	$123,377	$199,910	$189,843	$1,958,923
Shares repurchased	3,644,227	2,529,913	5,148,271	1,533,247	—	33,305	—	1,865,482	2,871,859	2,749,909	28,145,252
Average price per share repurchased	$73.83	$71.65	$69.67	$64.04		$46.60		$66.14	$69.61	$69.04	$69.60

Average book value per common share (1)	$79.49	$74.96	$71.25	$65.12	$57.68	$52.98	$52.20	$55.27	$57.20	$56.02

Average repurchase price-to-book multiple	0.93x	0.96x	0.98x	0.98x		0.88x		1.20x	1.22x	1.23x

Remaining share repurchase authorization (2)	$541,077

(1)  Equals average of beginning and ending book value per common share for each period presented.

(2)  Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 31, 2011.

Arch Capital Group Ltd. and Subsidiaries

Annualized Operating Return on Average Common Equity

(U.S. dollars in thousands)

The following table provides the calculation of annualized operating return on average common equity:

	Three Months Ended									Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2010	2010	2009	2009	2009	2009	2008	2008	2008	2010	2009

After-tax operating income available to common shareholders	$132,182	$98,731	$159,431	$160,332	$163,041	$169,001	$85,934	$64,094	$185,375	$230,913	$332,042
Annualized after-tax operating income available to common shareholders (a)	$528,728	$394,924	$637,724	$641,328	$652,164	$676,004	$343,736	$256,376	$741,500	$461,826	$664,084

Beginning common shareholders’ equity	$4,053,757	$3,998,349	$4,135,822	$3,704,968	$3,305,396	$3,107,965	$3,191,710	$3,561,233	$3,679,544	$3,998,349	$3,107,965
Ending common shareholders’ equity	4,073,003	4,053,757	3,998,349	4,135,822	3,704,968	3,305,396	3,107,965	3,191,710	3,561,233	4,073,003	3,704,968
Average common shareholders’ equity (b)	$4,063,380	$4,026,053	$4,067,086	$3,920,395	$3,505,182	$3,206,681	$3,149,838	$3,376,472	$3,620,389	$4,035,676	$3,406,467

Annualized operating return on average common equity (a)/(b)	13.0%	9.8%	15.7%	16.4%	18.6%	21.1%	10.9%	7.6%	20.5%	11.4%	19.5%

Arch Capital Group Ltd. and Subsidiaries

Capital Structure

(U.S. dollars in thousands, except share data)

The following table provides an analysis of the Company’s capital structure:

	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009	2009	2008	2008	2008
Debt:
Senior notes, due May 1, 2034 (7.35%)	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000
Revolving credit agreement borrowings, due August 30, 2011 (variable)	125,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000
Total debt	$425,000	$400,000	$400,000	$400,000	$400,000	$400,000	$400,000	$400,000	$400,000

Shareholders’ Equity
Series A non-cumulative preferred shares (8.0%) (1)	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000
Series B non-cumulative preferred shares (7.875%) (2)	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000
Preferred shareholders’ equity	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000
Common shareholders’ equity (a)	4,073,003	4,053,757	3,998,349	4,135,822	3,704,968	3,305,396	3,107,965	3,191,710	3,561,233
Total shareholders’ equity	$4,398,003	$4,378,757	$4,323,349	$4,460,822	$4,029,968	$3,630,396	$3,432,965	$3,516,710	$3,886,233

Total capital	$4,823,003	$4,778,757	$4,723,349	$4,860,822	$4,429,968	$4,030,396	$3,832,965	$3,916,710	$4,286,233

TALF non-recourse borrowings, at market value, due between 2012 to 2015 (various) (3)	336,213	346,746	217,565	219,843	—	—	—	—	—

Total capital and TALF non-recourse borrowings	$5,159,216	$5,125,503	$4,940,914	$5,080,665	$4,429,968	$4,030,396	$3,832,965	$3,916,710	$4,286,233

Common shares outstanding, net of treasury shares (4) (b)	49,630,570	52,709,934	54,761,678	59,524,309	60,980,806	60,532,222	60,511,974	60,173,489	61,943,100

Book value per common share (a)/(b)	$82.07	$76.91	$73.01	$69.48	$60.76	$54.61	$51.36	$53.04	$57.49

Leverage ratios:
Senior notes/total capital	6.2%	6.3%	6.4%	6.2%	6.8%	7.4%	7.8%	7.7%	7.0%
Revolving credit agreement borrowings/total capital	2.6%	2.1%	2.1%	2.1%	2.3%	2.5%	2.6%	2.6%	2.3%
Debt/total capital	8.8%	8.4%	8.5%	8.2%	9.0%	9.9%	10.4%	10.2%	9.3%
Preferred/total capital	6.7%	6.8%	6.9%	6.7%	7.3%	8.1%	8.5%	8.3%	7.6%
Debt and preferred/total capital	15.6%	15.2%	15.3%	14.9%	16.4%	18.0%	18.9%	18.5%	16.9%

(1)	8,000,000 shares, $25 liquidation preference, redeemable by Company on or after February 1, 2011.
(2)	5,000,000 shares, $25 liquidation preference, redeemable by Company on or after May 15, 2011.
(3)

The Company participates in the Federal Reserve’s Term Asset-Backed Securities Loan Facility (“TALF”), which provides secured financing for asset-backed securities backed by certain types of consumer and small-business loans and legacy commercial mortgage-backed securities. TALF financing is non-recourse to the Company, is collateralized by the purchased securities and provides financing for the purchase price of the securities, less a ‘haircut’ that varies based on the type of collateral. The Company can deliver the collateralized securities to the Federal Reserve in full defeasance of the loan. The Company excludes the TALF non-recourse borrowings from the calculations of leverage ratios and total capital due to the nature of the borrowings. If the TALF non-recourse borrowings were included in the leverage ratios and total capital, the ratio of debt to total capital would have been 14.8% and the ratio of debt and preferred to total capital would have been 21.1% at June 30, 2010.

(4)	Excludes the effects of stock options and restricted stock units outstanding.